UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 15, 2004

Date of Report (Date of earliest event reported)

UNION PLANTERS CORPORATION

(Exact name of registrant as specified in charter)

TENNESSEE	1-10160	62-0859007

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

UNION PLANTERS CORPORATION
6200 POPLAR AVE
MEMPHIS, TENNESSEE 38119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (901) 580-6000

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

C. Exhibit furnished pursuant to Item 12:

      99.1   Slides from April 15, 2004 prerecorded earnings message

      99.2   Transcript of April 15, 2004 prerecorded earnings message

Item 12. Results of Operations and Financial Condition.

On April 15, 2004, Union Planters Corporation hosted a prerecorded earnings message. The slides referred to in that earnings message and a transcript of the earnings message are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Planters Corporation Registrant

Date: April 15, 2004	/s/ Bobby L. Doxey
Bobby L. Doxey Senior Executive Vice President, Chief Financial Officer and Chief Accounting Officer